UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2008
COLEMAN CABLE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33337 (Commission File Number)	36-4410887 (IRS Employer Identification Number)

1530 Shields Drive, Waukegan, IL (Address of principal executive offices)		60085 (Zip Code)
(847) 672-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 18, 2008, the Board of Directors of Coleman Cable, Inc. (the “Company”) approved the amendment and restatement of the Company’s Long-Term Incentive Plan ( the “Amended Plan”), subject to approval by the Company’s stockholders. On April 30, 2008, at the Company’s 2008 Annual Meeting of Stockholders, the Company’s stockholders approved the Amended Plan. The following summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is incorporated by reference herein and filed as Exhibit 10.1 to this Current Report on Form 8-K.
The Amended Plan (i) increased the maximum number of shares that may be issued thereunder by 790,000, from 1,650,000 to 2,440,000, (ii) added stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and incentive performance bonuses as available awards thereunder, (iii) added additional performance measures to be used in connection with awards designed to qualify for the performance-based exception from the tax deductibility limitation of Section 162(m) of the Internal Revenue Code, and (iv) added a section that allows participants to defer receipt of awards that would otherwise be due thereunder in accordance with Section 409A of the Internal Revenue Code.
On March 26, 2008, the Compensation Committee of the Board of Directors of the Company approved the grant of 6,895 shares of restricted common stock (the “Restricted Stock”) of the Company to G. Gary Yetman, the Company’s President and Chief Executive Officer, subject to approval of the Amended Plan by the Company’s stockholders, which occurred on April 30, 2008. One-third of the shares of Restricted Stock vest on each of March 26, 2009, March 26, 2010 and March 26, 2011, provided that Mr. Yetman remains employed by the Company. The foregoing description of the terms of the Restricted Stock is qualified in its entirety by reference to the form of Restricted Stock Award Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaw; Change in Fiscal Year.
On April 29, 2008, the Board of Directors of the Company approved amendments to the Company’s By-laws. Article II, Section 2.8 was amended to provide that stockholder proposals submitted for consideration at the annual meeting of stockholders, must be submitted not later than 120 days prior to the anniversary date of the proxy statement for the immediately preceding annual meeting of the stockholders.
The description of the By-law amendment above is qualified in its entirety by reference to the full text of the Company’s Amended and Restated By-Laws which are effective April 29, 2008 and attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description
3.2	Amended and Restated By-Laws, dated April 29, 2008.

10.1	Coleman Cable, Inc. Long-Term Stock Incentive Plan, as amended and restated effective April 30, 2008 (incorporated herein by reference to Exhibit A to the Company’s definitive proxy statement on Schedule 14A filed on April 3, 2008)

10.2	Form of Restricted Stock Award Agreement by and between the Company and G. Gary Yetman

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.
Date: May 5, 2008	By:	/s/ Richard N. Burger
		Name:	Richard N. Burger
		Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer

Exhibit Index

Exhibit
Number	Description
3.2	Amended and Restated By-Laws, dated April 29, 2008.

10.1	Coleman Cable, Inc. Long-Term Stock Incentive Plan, as amended and restated effective April 30, 2008 (incorporated herein by reference to Exhibit A to the Company’s definitive proxy statement on Schedule 14A filed on April 3, 2008)

10.2	Form of Restricted Stock Award Agreement by and between the Company and G. Gary Yetman